Federal Income Tax (Tables)	12 Months Ended
Dec. 31, 2016
Federal Income Tax Tables
Schedule of Deferred Tax Assets and Liabilities
	December 31,
	2016	2015

Deferred tax assets (liabilities):
Net operating losses	$2,946,115	$2,635,788
Unamortized R&D expenses	689,178	839,122
Unamortized startup costs	1,737,633	1,520,860
Orphan Drug Credit	431,238	179,389
Other, net	108,104	88,912

Total deferred tax assets	5,912,268	5,264,071

Valuation allowance	(5,912,268)	(5,264,071)

Net deferred tax asset	$-	$-

Schedule of Effective Income Tax Rate Reconciliation

Our effective income tax (benefit) provision rate was different than the statutory federal income tax (benefit) provision rate as follows:

	2016	2015

Federal tax benefit rate	35.0%	35.0%
Permanent differences	(6.4)	(9.3)
Valuation allowance	(28.6)	(25.7)
Effective income tax benefit (provision) rate	-%	-%